Supplement dated April 27, 2018 to the
Premier Accumulation Life® Prospectus dated May 1, 2007 as supplemented

Effective on or about April 30, 2018, the Invesco V.I. Global Health Care Fund changed its name to Invesco V.I. Health Care Fund. Accordingly, any references to the Invesco V.I. Global Health Care Fund in the prospectus is updated to the Invesco V.I. Health Care Fund.

Effective on or about May 1, 2018, the Federated Managed Volatility Fund II will be designated as the Primary Share Class. Accordingly, any reference to Federated Managed Volatility Fund II in the prospectus is updated to be Federated Managed Volatility Fund II Primary Shares.